                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON, DC 20549

                                                               FORM 8-K
                                                            CURRENT REPORT

                                                    PURSUANT TO SECTION 13 OR 15(d)
                                                OF THE SECURITIES EXCHANGE ACT OF 1934

                                                           September 3, 2002
                                                   (Date of earliest event reported)

                                                     Commission file number 1-7349

                                                           BALL CORPORATION
                                        (Exact name of Registrant as specified in its charter)

                             Indiana                    1-7349                35-0160610
                            (State of                (Commission            (IRS Employer
                         Incorporation)               File No.)          Identification No.)

                                     10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
                                     (Address of principal executive offices, including ZIP code)

                                                            (303) 469-3131
                                         (Registrant's telephone number, including area code)

                                                            Not Applicable
                                     (Former name or former address, if changed since last report)

                                                           Ball Corporation
                                                      Current Report on Form 8-K
                                                        Dated September 3, 2002

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following are filed as Exhibits to this report.

Exhibit 99.1      Transcript of the telephone conference call held by Ball Corporation on Friday, August 30, 2002, dealing with the announcement on August 29, 2002, that Ball Corporation, an Indiana corporation, entered into an agreement with
                  Schmalbach-Lubeca Holding GmbH and AV Packaging GmbH to acquire Schmalbach-Lubeca AG, the second largest beverage can manufacturer in Europe.

Exhibit 99.2      Selected historical financial data of Ball Corporation and Schmalbach-Lubeca AG.

Item 9.  Regulation FD Disclosure

A copy of the transcript of the teleconference call held by Ball Corporation on Friday, August 30, 2002, and the selected historical financial data with respect to Ball Corporation and Schmalbach-Lubeca AG are filed herewith as Exhibits 99.1 and 99.2.

Limitation of Incorporation by Reference

The references to the website in Exhibit 99.2 are, and are intended to be, inactive textual reference only.  They are not intended to be active hyperlinks to such websites.  The information on such websites is not, and is not intended to be, part of Exhibit 99.2 or the Current Report on Form 8-K to which this exhibit is attached and is not incorporated by reference herein or therein.

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BALL CORPORATION
                                                     (Registrant)

                                                     By:      /s/ Raymond J. Seabrook
                                                              Name:  Raymond J. Seabrook
                                                              Title:  Senior Vice President and  Chief Financial Officer

Date:    September 3, 2002

                                                   Ball Corporation and Subsidiaries
                                                                Form 8-K
                                                           September 3, 2002

                                EXHIBIT INDEX
                                 Description                                                        Exhibit

Transcript of the telephone conference call held by Ball Corporation on                               99.1
Friday, August 30, 2002.

Selected historical financial data of Ball Corporation and Schmalbach-Lubeca                          99.2
AG.